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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                           --------------------------


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 23, 1997

                           Post Apartment Homes, L.P.
                           --------------------------
             (Exact name of registrant as specified in its charter)


         Georgia                     0-28226                  58-2053632
----------------------------   ------------------        ---------------------
(State or other jurisdiction      (Commission              (IRS Employer
     of incorporation)            File Number)            Identification No.)


   3350 Cumberland Circle, Atlanta, Georgia                      30339
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   (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code  (770) 850-4400

                      This document consists of ____ pages

                         The Exhibit Index is at page 4.



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Item 2.  Acquisition or Disposition of Assets

         On October 24, 1997, Columbus Realty Trust, a Texas real estate investment trust ("Columbus"), merged with and into Post Interim Holding Company, Inc. (formerly Post LP Holdings, Inc.), a wholly owned subsidiary of Post Properties, Inc. (the "Merger") pursuant to the terms of an Agreement and Plan of Merger dated as of August 1, 1997. Pursuant to the Merger, each outstanding common share of beneficial interest, par value $.01 per share, of Columbus will be converted into the right to receive 0.615 shares of common stock of the Registrant, par value $.01 per share ("Post Common Stock"), with cash being paid in lieu of fractional shares of Post Common Stock.

         In connection with the Merger, the general partnership interest of the Registrant was transferred to Post GP Holdings, Inc., a wholly owned subsidiary of Post Properties, Inc., and the units of limited partnership of the Registrant previously held by Post Properties, Inc. were transferred to Post LP Holdings, Inc. In addition, following the Merger the assets of Columbus were transferred by Post LP Holdings, Inc. to the Registrant in exchange for units of limited partnership.

         As a result of the Merger, Post Properties, Inc. is the largest multi-family REIT concentrating on the development of upscale multi-family apartment homes in the major metropolitan markets of the Southeast and Southwest, with a total market capitalization of approximately $2.2 billion.

         The Registrant will file pro forma financial information as required by
Item 7 of Current Report on Form 8-K no later than November 10, 1997.

Item 5.  Other Events

         Post Properties, Inc. announced today the issuance and sale (the "Offering") of 2,000,000 7-5/8% Series B Cumulative Redeemable Preferred Shares (the "Series B Preferred Shares")(plus an over-allotment option granted to the underwriters to purchase up to an additional 300,000 Series B Preferred Shares). The Registrant is filing this Current Report on Form 8-K so as to file with the Commission certain items that are to be incorporated by reference into its Registration Statement on Form S-3 (Registration No. 333-36595) with respect to the Offering.

Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits.

                  1   -    Purchase Agreement between Post Properties, Inc.,
                           the Registrant and Merrill Lynch & Co., dated as of October 23, 1997 (incorporated by reference to
                           Exhibit 1 to the Current Report on Form 8-K filed by
                           Post Properties, Inc. on the date hereof)

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                  4(a)  -  Form of Amendment to Articles of Incorporation of
                           Post Properties, Inc. designating the 7-5/8% Series B Cumulative Redeemable Preferred Shares (incorporated by reference to Exhibit 4(a) to the Current Report on Form 8-K filed by Post Properties, Inc. on the date hereof)

                  4(b)  -  Form of Certificate for the 7-5/8% Series B
                           Cumulative Redeemable Preferred Shares (incorporated by reference to Exhibit 4(b) to the Current Report on Form 8-K filed by Post Properties, Inc. on the date hereof)

                  5     -  Opinion of King & Spalding regarding validity of
                           7-5/8% Series B Cumulative Redeemable Preferred
                           Shares (incorporated by reference to Exhibit 5 to the Current Report on Form 8-K filed by Post Properties,
                           Inc. on the date hereof)

                  8     -  Opinion of King & Spalding relating to certain tax
                           matters (incorporated by reference to Exhibit 8 to the Current Report on Form 8-K filed by Post
                           Properties, Inc. on the date hereof)

                  10    -  Form of First Amendment to the Second Amended and
                           Restated Agreement of Limited Partnership of the
                           Registrant (incorporated by reference to Exhibit 10 to the Current Report on Form 8-K filed by Post
                           Properties, Inc. on the date hereof)

                  23    -  Consent of King & Spalding (included in Exhibits 5
                           and 8)

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    POST APARTMENT HOMES, L.P.
                                    (Registrant)

                                    By:   POST GP HOLDINGS, INC.
                                          as general partner

Date: October 27, 1997                    By: /s/ John A. Williams
                                             ----------------------
                                                John A. Williams
                                                Chairman of the Board and Chief
                                                Executive Officer

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                                  EXHIBIT INDEX

Exhibit Number and Description                                                                          Page
1    -   Purchase Agreement between Post Properties, Inc., the Registrant and
         Merrill Lynch & Co., dated as of October 23, 1997 (incorporated by reference to Exhibit 1 to the Current Report on Form 8-K filed by Post
         Properties, Inc. on the date hereof)

4(a) -   Form of Amendment to Articles of Incorporation of Post Properties,
         Inc. designating the 7-5/8% Series B Cumulative Redeemable Preferred
         Shares (incorporated by reference to Exhibit 4(a) to the Current Report on Form 8-K filed by Post Properties, Inc. on the date hereof)

4(b) -   Form of Certificate for the 7-5/8% Series B Cumulative Redeemable
         Preferred Shares (incorporated by reference to Exhibit 4(b) to the Current Report on Form 8-K filed by Post Properties, Inc. on the date hereof)

5    -   Opinion of King & Spalding regarding validity of 7-5/8% Series B
         Cumulative Redeemable Preferred Shares (incorporated by reference to
         Exhibit 5 to the Current Report on Form 8-K filed by Post Properties,
         Inc. on the date hereof)

8    -   Opinion of King & Spalding relating to certain tax matters
         (incorporated by reference to Exhibit 8 to the Current Report on Form
         8-K filed by Post Properties, Inc. on the date hereof)

10   -   Form of First Amendment to the Second Amended and Restated Agreement
         of Limited Partnership of the Registrant (incorporated by reference to
         Exhibit 10 to the Current Report on Form 8-K filed by Post Properties,
         Inc. on the date hereof)

23   -   Consent of King & Spalding (included in Exhibits 5 and 8)


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